UNITED STATES
           SECURITIES AND EXCHANGE COMMISSION
                 Washington, D.C. 20549

                        FORM 8-K

                     CURRENT REPORT
     Pursuant to Section 13 OR 15(d)  of The Securities
Exchange Act of 1934




Date of Report (Date of earliest event reported) July
10,  1996


         INTERNATIONAL AUTOMATED SYSTEMS, INC.
     (Exact name of registrant as specified in its charter)


       Utah      33-16531-D         87-0447580
     (State or other jurisdiction       (Commission
        (IRS Employer
     of incorporation)             File Number)
   Identification
      No.)


     512 South 860  East, American Fork, Utah 84003
     (Address of principal executive offices)  (Zip
     Code)


     Registrant's telephone number, including area
     code       (801) 763-9965


      N/A
     (Former name or former address, if changed since last report.)




     Item 1. Changes in Control of Registrant.
          N/A

     Item 2. Acquisition or Disposition of Assets.

          N/A
     Item 3.  Bankruptcy or Receivership.

          N\A

     Item 4.  Changes in Registrant's Certifying
     Accountants.

          N/A

     Item 5.  Other Events.

          On July 3, 1996, the Company and its
president were served with a complaint alleging violations of the Federal securities laws and seeking damages in an unspecified amount. The
Complaint is filed as a class action on behalf of purchasers of the Company's stock from the period of May 13, 1996, through June 28, 1996.

     The Complaint if filed in the United States
District Court, District of Utah, and is captioned
Edouard Sefarty v. International Automated Systems,
Inc., and Neldon Johnson,  Civil No. 2:96CV 0583  C.
The Company and its President intend to vigorously defend against the lawsuit.


     Item 6.  Resignations of Registrant's Directors.

          N/A


     Item 7.  Financial Statements and Exhibits.

          N/A

     Item 8.  Change in Fiscal Year.

          N/A

     EXHIBITS:

          1. Copy of Complaint captioned Edouard
     Sefarty v. International Automated Systems,
     Inc., and Neldon Johnson, Civil No. 2:96CV 0583
     C (United States District Court, District of
     Utah)




                       SIGNATURE
    Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


International Automated Systems, Inc.
(Registrant)



     Neldon Johnson- President
     Date: July 10, 1996

*Print name and title of the signing officer under his signature.